CareView Communications, Inc. 10-Q

EXHIBIT 10.13

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

ALLONGE NO. 1 TO SENIOR SECURED CONVERTIBLE NOTE

(issued January 31, 2012)

June 26, 2015

This Allonge No. 1 to Senior Secured Convertible Note (this “Allonge”) shall be affixed to that certain Senior Secured Convertible Note dated January 31, 2012 (the “Note”), issued in the original principal amount of $2,671,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”) and payable to the order of HealthCor Hybrid Offshore Master Fund, L.P. (the “Holder”), and shall become a permanent part thereof and shall amend the Note as provided therein.

1.             Amendment to Legend. The Note is hereby amended to delete the third paragraph of the legend on the cover page thereof and to replace it with the following:

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE RIGHTS AND REMEDIES GRANTED TO THE HOLDER PURSUANT TO THIS NOTE, THE LIEN AND SECURITY INTEREST GRANTED TO THE AGENT SECURING THIS NOTE AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE HOLDER OR AGENT RELATING TO THIS NOTE ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF JUNE 26, 2015 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “INTERCREDITOR AGREEMENT”), AMONG PDL BIOPHARMA, INC. AND EACH OF THE NOTE INVESTORS PARTY TO THAT CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT DATED AS OF APRIL 21, 2011, AS SUBSEQUENTLY AMENDED, AND CERTAIN OTHER PERSONS PARTY OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS NOTE, THE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (AS DEFINED IN THE PURCHASE AGREEMENT), THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

2.             Amendment to Maturity Date. The second sentence of Section 1 of the Note is hereby deleted and replaced with the following:

The “Maturity Date” shall be January 30, 2022; provided, that if the Tranche Two Funding Date shall occur under the PDL Credit Agreement, then the “Maturity Date” shall be 90 days after the earlier of (i) the Tranche Two Maturity Date and (ii) the date on which the Tranche Two Loan has been repaid in full, but in no event earlier than January 30, 2022; provided further, that the Maturity Date shall not be extended beyond December 31, 2022.

3.             Amendment to Event of Default Acceleration Threshold. Section 4(a)(iii) of the Note is amended and restated in its entirety as follows:

“(iii) any acceleration prior to maturity of any Indebtedness referred to in clause (a) or (b) of the definition thereof of the Company or any of its Subsidiaries consisting of principal individually or in the aggregate equal to or greater than $500,000;”

4.             Amendment to Event of Default Payment Threshold. Section 4(a)(xii) of the Note is amended and restated in its entirety as follows:

“(xii) the Company or any Subsidiary shall fail to make any payment (whether of principal, interest or otherwise and regardless of amount) in respect of any Indebtedness in excess of $500,000 (“Material Indebtedness”), when and as the same shall become due and payable, after giving effect to any grace period with respect thereto;”

5.             Defined Terms. Section 23 of the Note shall be amended to add the following at the end thereof:

(u) “PDL Credit Agreement” means that certain Credit Agreement dated as of June 26, 2015, by and among the Company, CareView Communications, Inc., a Texas corporation, as Borrower, PDL Biopharma, Inc., as Lender, and PDL Biopharma, Inc., as Agent.

(v) “Tranche Two Funding Date,” “Tranche Two Loan” and “Tranche Two Maturity Date” shall each have the meanings given to such term under the PDL Credit Agreement.

5.             No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes the Holder to affix this Allonge to the Note and it shall for all purposes henceforth be part of the Note.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC., a Nevada corporation

By:	/s/ Steven Johnson
Name:	Steven Johnson
Title:	Chief Executive Officer

AGREED AND ACCEPTED:

HOLDER:

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

By:	HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph P. Healey
Name:	Joseph P. Healey
Title:	Co-CEO

[Signature page to Allonge No. 1 to CareView Communications, Inc. Secured Convertible Note issued January 31, 2012 (Hybrid Fund)]